EXCHANGE TRADED CONCEPTS TRUST

YieldShares High Income ETF
(the “Fund”)

Supplement dated September 28, 2016 to the Fund’s currently effective Summary Prospectus,
Prospectus, and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the Fund’s currently effective Summary Prospectus, Prospectus, and SAI and should be read in conjunction with those documents.

At a meeting of the Board of Trustees (the “Board”) of Exchange Traded Concepts Trust (the “Trust”) held on September 22, 2016, the Board approved the appointment, effective October 1, 2016, of Amplify Investments LLC (“Amplify”) as a sub-adviser to the Trust’s YieldShares High Income ETF.

This addition will become effective without the need for any shareholder action. The Trust and Exchange Traded Concepts, LLC (“ETC”), the Fund’s investment adviser, have received an order from the Securities and Exchange Commission that permits ETC, subject to the supervision and approval of the Board, to hire and terminate investment sub-advisers without shareholder approval.

The appointment of Amplify as a sub-adviser to the Fund will have no effect on the Fund’s investment objective or principal investment strategies. The changes also will not affect the Fund’s fees and expenses. In addition, Vident Investment Advisory, LLC will continue to serve as a sub-adviser to the Fund.

Shareholders of the Fund will receive an Information Statement that provides additional information about Amplify.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

[YYY-SK-010-0100]